EXHIBIT 10.21

                       AMENDMENT TO MASTER LEASE DOCUMENT


         AMENDMENT dated as of December 29, 1993 between HEALTH AND REHABILITATION PROPERTIES TRUST (known in Wisconsin as "Health and Rehabilitation Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP") and AMS PROPERTIES, INC., a Delaware corporation ("AMS Properties")


                              W I T N E S S E T H:


         WHEREAS, HRP, as landlord, and AMS Properties, as tenant, have entered into a Master Lease Document, General Terms and Conditions dated as of December 28, 1990 (as amended, the "Master Lease"), and have also executed Facility Leases which incorporate by reference the Master Lease (collectively, the "Facility Leases") relating to the health care facilities described on Exhibit A-2 to the Master Lease and on Exhibit F-3 to the Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement, dated as of December 28, 1990, as amended, between HRP, AMS Properties, Hostmasters, Inc., GranCare, Inc. (formerly known as AMS Holding Co.) and American Medical Services, Inc. (the "Acquisition Agreement");

         WHEREAS, HRP and AMS Properties have agreed to amend the Master Lease as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, HRP and AMS Properties agree as follows:

                      SECTION 1. AMENDMENT TO MASTER LEASE

         The Master Lease is hereby amended as follows:

         (a)  The   definitions   "Guarantor",   "Net  Patient   Revenues"   and
"Transaction Documents" in Article 1 of the Master Lease are hereby amended in full to read as follows:

                  Guarantor shall mean any guarantor of Tenant's obligations under the applicable Lease, including, without limitation, GranCare, Inc. (f/k/a AMS Holding Co.) and GCI Health Care Centers, Inc.

                  Net Patient Revenues with respect to the Facility located at the applicable Leased Property (or Collective Leased Property, as the case may be), shall mean all


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         revenues (determined in accordance with GAAP, except as provided below)
         received  or  receivable  from or by  reason of the  operation  of such
         Facility, or any other use of such Facility, including without limitation all patient or client revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed or provided,
         space  or  facilities   subleased  or  goods  sold  at  such  Facility,
         including, without limitation, any other arrangements with third parties relating to the possession or use of any portion of such Facility; provided, however, that Net Patient Revenues shall not include:

                           (a) revenue from professional fees or charges by physicians and unaffiliated providers of ancillary services, when and to the extent such charges are paid over to such physicians or unaffiliated providers of ancillary services, or are separately billed and not included in comprehensive fees;

                           (b) non-operating revenues such as interest income or
                  income from the sale of assets not sold in the ordinary course of business;

                           (c) revenues attributable to services actually provided off-site or otherwise away from such Facility, such as home health care, to persons that are not patients at such Facility;

                           (d) all revenues attributable to Tenant's Capital
                  Additions;

                           (e) revenues attributable to child care services used
                  primarily for employees of such Facility; and

                           (f) all revenues  attributable  to pharmacy  services
                  provided  to  patients  of  such  Facility  by  Tenant  or its
                  Affiliates,  and other  services  provided to patients of such
                  Facility by Tenant or its Affiliates that Landlord acknowledges in writing following the written request of Tenant (which acknowledgement will not be unreasonably withheld) are not typically provided to nursing home patients by the operators of such facilities; provided that this clause
                  (f) shall be given effect with respect to calculations of Additional Rent (including, without limitation, the computation of Base Net Patient Revenues for the Base Year) only as to Fiscal Years ending after December 31, 1993.

                  Transaction Documents has the meaning given that term in the Acquisition Agreement.

         (b) Section 12.1(h) of the Master Lease is amended in full to read as follows:



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                  (h)(A) any  obligation of Tenant or any Guarantor  (other than
         GranCare, Inc.), or of any Subsidiary thereof, in respect of any indebtedness for borrowed money or for the deferred purchase price of any material property or services (excluding (1) trade accounts payable in the ordinary course of business on customary trade terms and (2)
         indebtedness   or   obligations   under  the   Transaction   Documents)
         (hereinafter, "Indebtedness for Borrowed Money") or any guaranty relating thereto shall be declared to be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness for Borrowed Money shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such Indebtedness for Borrowed Money the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity; or (B) any obligation of GranCare, Inc., a Delaware corporation (f/k/a AMS Holding Co.), or of any Subsidiary thereof, in respect of any Indebtedness for Borrowed Money or any guaranty relating thereto shall be declared to be or shall become due and payable prior to the stated maturity thereof, or the
         holder  or  holders  of  any  instrument,   agreement  or  evidence  of
         indebtedness relating to any such Indebtedness for Borrowed Money, or a trustee, agent or other representative on behalf of such holder or holders, shall deliver a notice of default, or shall accelerate or demand payment of such Indebtedness for Borrowed Money, or initiate foreclosure proceedings or exercise any other creditor's remedies in respect of such Indebtedness for Borrowed Money (whether similar or dissimilar to the foregoing); or

         (c) Section 21.4 of the Master Lease is amended in full to read as follows:

                  21.4 Tenant's Option to Purchase the Collective Leased Properties.

                  Provided,

                           (a) no Default involving the nonpayment of Rent shall
                  have occurred and be continuing,

                           (b) the  Leases  for  each of the  Collective  Leased
                  Properties shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default), and

                           (c) other than as expressly  permitted by Article 17,
                  Tenant shall not have assigned the Leases for any


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                  of the  Collective  Leased  Properties or subleased all or any portion of the Collective Leased Properties,

         Tenant shall have the option, exercisable on not less than twelve (12) months prior Notice to Landlord, to purchase all, but not less than all, the Collective Leased Properties (other than those Collective Leased Properties whose Leases have been terminated in accordance with the provisions of Article 10 or Article 11) upon the expiration of any Extended Term, each for a purchase price equal to the sum of the greater of (i) ninety percent (90%) of the Fair Market Value Purchase Price of such Collective Leased Property as of the expiration of such Extended Term, or (ii)(1) if such option is exercised at the end of the first Extended Term, one hundred fifty percent (150%) of such Adjusted Purchase Price, (2) if such option is exercised at the end of the second Extended Term, two hundred percent (200%) of such Adjusted Purchase Price or (3) if such option is exercised at the end of the third Extended Term, three hundred percent (300%) of such Adjusted Purchase Price. Such purchase by Tenant shall be made in accordance with the provisions of Article 15.


                        SECTION 2. EFFECT ON MASTER LEASE

         (a) Except as specifically provided above, the Master Lease shall remain in full force and effect and is hereby ratified and confirmed.

         (b) The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of the Master Lease, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with the Master Lease, as amended hereby or any of the instruments or documents referred to therein.

                            SECTION 3. EFFECTIVENESS

         This Amendment shall become effective as of the date first above indicated when a counterpart to this Amendment shall have been executed by each of the parties hereto.

                      SECTION 4. COSTS, EXPENSES AND TAXES

         AMS Properties agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of Sullivan & Worcester, special counsel to HRP with respect thereto.



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                            SECTION 5. GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN AC CORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                       SECTION 6. NO LIABILITY OF TRUSTEES

         THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


         IN WITNESS WHEREOF, the parties have executed this amendment as a sealed instrument as of the date first above written.

                                        LANDLORD:

                                         HEALTH AND REHABILITATION
                                           PROPERTIES TRUST,
                                           a Maryland real estate
                                           investment trust


                                           By:/s/ David J. Hegarty
                                              Name: David J. Hegarty
                                              Title:

                                           TENANT:

                                           AMS PROPERTIES, INC.


                                           By:/s/ Evrett Benton
                                              Name:
                                              Title: